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                                                                    EXHIBIT 21.1

                       Patriot American Hospitality, Inc.
                                  Subsidiaries


Patriot American Hospitality Partnership, L.P., a Virginia limited partnership PAH GP, Inc., a Delaware corporation
PAH LP, Inc., a Delaware corporation
1500 Canal Street Investors II, L.P., a Delaware limited partnership
Bourbon Orleans Investors II, L.P., a Delaware limited partnership
PAH Ravinia, Inc., a Virginia corporation
PAH Acquisition Corporation, a Delaware corporation
PA Hunt Valley Investors, L.P., a Virginia limited partnership
PA Troy Hospitality Investors L.P., a Delaware limited partnership
PAH Windwatch, LLC, a Delaware limited liability company
PAH-DT Tallahassee Partners, L.P., a Delaware limited partnership
PAH-DT Chicago O'Hare Partners, L.P., a Delaware limited partnership
PAH-DT Miami Airport Partners, L.P., a Delaware limited partnership
PAH Allen Operating Corporation, a Delaware corporation
PAH-GP Allen Partners, L.P., a Delaware limited partnership
PAH-DT Allen Partners, L.P, a Delaware limited partnership
PAH-DT Tulsa Partners, L.P., a Delaware limited partnership
PAH Ventana Canyon, L.P., a Delaware limited partnership
PAH-DT Minneapolis Suites Partners, L.P., a Delaware limited partnership PAH-DT Park Place Partners, L.P., a Delaware limited partnership
PAH Carefree, L.P., a Delaware limited partnership
CV Ranch L.P., a Delaware limited partnership
Telluride Resort and Spa, L.P., a Delaware limited partnership
Resorts Limited Partnership, a Delaware limited partnership
Resorts Limited Partnership II, a Delaware limited partnership
PAH-Westlake, L.L.C., a Delaware limited liability company
PAH-Akron, L.L.C., a Delaware limited liability company
PAH-Beachwood I, L.L.C., a Delaware limited liability company
PAH-Beachwood II, L.L.C., a Delaware limited liability company
Patriot Land Holding LLC, a Delaware limited liability company
Patriot Racetrack Land LLC, a Delaware limited liability company
Boulders Joint Venture , an Arizona general partnership
Glenview Hospitality, L.P., a Delaware limited partnership
Marina Hospitality, L.P., a Delaware limited partnership
YO Hotel Investors, L.P., a Delaware limited partnership
Toledo Hotel Investors, L.P., a Delaware limited partnership
Kansas City Hospitality, L.P., a Delaware limited partnership
Melbourne Hospitality, L.P., a Delaware limited partnership
PAH-GBM, LLC, a Delaware limited liability company
PAH-RH, LLC, a Delaware limited liability company
PAH-T, LLC, a Delaware limited liability company
PAH Deuce GP, LLC, a Delaware limited liability company
PAH-Grand Bay Miami, L.P., a Delaware limited partnership
PAH-Tampa, L.P., a Delaware limited partnership
PAH-River House, L.P., a Delaware limited partnership
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Patriot Miami Note Holder, L.P., a Delaware limited partnership